UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2026

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in System1, Inc.’s (the “Company”) definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2026 (the “Proxy Statement”) and such definitions are incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K with respect to the Certificate of Designation is incorporated into this Item 3.03 by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2026, in connection with the closing of the Transaction, the holders of a majority of the outstanding Preferred Shares, acting by written consent pursuant to the Certificate of Designation, elected Robert Sharp to serve as a director of the Company, effective as of such date. As described in the Proxy Statement, the holders of the Preferred Shares have the right to designate one director to the Board for so long as at least 19,625 shares of the Preferred Shares remain outstanding, and Mr. Sharp was elected pursuant to such right. Mr. Sharp will serve as a director until his successor is duly elected and qualified in accordance with the Certificate of Designation, or until his earlier removal or resignation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2026, in connection with the closing of the Transaction, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) designating 39,250 shares of the Company’s preferred stock, par value $0.0001 per share, as “Series A Cumulative Convertible Preferred Stock” (the “Preferred Shares”) and establishing the designations, powers, preferences and relative, participating, optional, special and other rights, and the qualifications, limitations and restrictions, of the Preferred Shares. The Certificate of Designation became effective upon filing. Each Preferred Share has an initial stated value of $1,022.05, reflecting $1,000 per share plus dividends deemed to have accrued from April 1, 2026 through the Transaction closing date, as described in the Proxy Statement. The terms of the Preferred Shares are otherwise as previously described in the Proxy Statement.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 22, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”) in a virtual format, at which the holders of 7,900,179 shares of the Company’s common stock, par value $0.0001 per share, representing approximately 79.01% of the shares outstanding and entitled to vote as of the Annual Meeting record date of June 18, 2026, were present via the virtual meeting website or represented by proxy. A summary of the final voting results for the following proposals, each of which is described in detail in the Proxy Statement, is set forth below:

Proposal 1 - Share Issuance Proposal

The Company’s stockholders approved, for purposes of complying with the New York Stock Exchange listing rules, the issuance of the shares of Series A Cumulative Convertible Preferred Stock (the “Share Issuance Proposal”). The final voting results were as follows:

Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
6,714,340	21,108	1,765	1,162,966

Proposal 2 - Election of Three Class I Directors

The Company’s stockholders elected each of the three nominees named below to serve as a Class I director for a three-year term expiring at the Company’s 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified. The final voting results were as follows:

Nominee	Votes For	Votes Against	Votes Abstained/Withheld	Broker Non-Votes
Michael Blend	6,637,661	0	99,552	1,162,966
Caroline Horn	6,445,309	0	291,904	1,162,966
Taryn Naidu	6,638,647	0	98,566	1,162,966

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results were as follows:

Votes For	Votes Against	Votes Abstained/Withheld
7,878,446	4,489	17,244

Section 8 - Other Events

Item 8.01 Other Events.

As previously disclosed, on May 29, 2026, S1 Holdings Finco, LLC and Orchid Merger Sub II, LLC, each a subsidiary of the Company, entered into an Exchange Agreement with the participating lenders under the Company’s existing credit facility, the existing agent under the Company’s existing credit agreement and the priority agent under the Company’s Priority Credit Agreement (as defined in Company’s Current Report on Form 8-K filed with the SEC on June 1, 2026), providing for a comprehensive debt exchange and settlement transaction, the terms of which are described in the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2026 and in the Proxy Statement. Following receipt of stockholder approval of the Share Issuance Proposal at the Annual Meeting as described in Item 5.07 of this Current Report on Form 8-K, the Transaction was consummated on July 23, 2026, including (i) the issuance of the Preferred Shares to the participating lenders and (ii) the entrance into the Priority Credit Agreement, as described in the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2026.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this Form 8-K should carefully review the “Risk Factors” and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31,

2025, as well as our Form 10-Qs, Form 8-Ks and other reports filed with the Securities and Exchange Commission from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date they are made, and System1 does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date:	July 23, 2026	By:	/s/ Tridivesh Kidambi
		Name:	Tridivesh Kidambi
		Title:	Chief Financial Officer
4